Exhibit 99.1

Hycroft Extends High-Grade Silver at Brimstone

542.78 g/t silver over 35.5 meters

Including 1187.29 g/t silver over 14.8m and 21,833 g/t silver over 0.4m

358.15 g/t silver over 11.2 meters

Including 662.03 g/t silver over 5.8m 7,330 g/t silver over 0.3m

WINNEMUCCA, NV, March 16, 2026 – Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or “the Company”) announces additional drill results from the 2025-2026 exploration drill program (the “Drill Program”) at the Hycroft Mine, located in Nevada, USA a Tier-1 mining jurisdiction.

See video interview with Alex Davidson, VP Exploration discussing drill results: https://youtu.be/gxSBI8WcXZQ

Drilling Highlights: (See appendix for full drill results and accompanying figures)

●	Confirmed the Brimstone silver system extends approximately 150 meters deeper than previously identified and remains open at depth and in lateral extensions (see Figures 1 and 3)

●	Encountered the presence of strong mineralized fluid pathways and stockwork veining commonly associated with the high-grade Brimstone system (see Figure 3)

●	Step-out drilling expanded the known area of high-grade silver mineralization (see Figure 2)

●	Confirmed the structural model interpretation of the high-grade system

Diane Garrett, President and CEO commented: “These latest drill results are very exciting and continue to demonstrate the scale and potential of the targets we are exploring. With every hole we drill, our understanding grows, and the broader story continues to unfold. We remain focused and disciplined as we carry out the important work ahead to fully unlock Hycroft’s potential.”

Table 1. Drill Intercept Highlights (See Table 2 for all drill results)

				GRADE
Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	Ag (g/t)	Au (g/t)	AuEQ (g/t)	AuEQ (g/t)
Brimstone
H25D-6069	270.1	302.5	32.4	184.58	0.33	212.68	2.47
Including	285.0	289.2	4.2	1,185.25	0.98	1,269.48	14.74

H25D-6077	313.0	348.6	35.5	542.78	0.25	564.64	6.56
Including	326.8	341.6	14.8	1,187.29	0.19	1,203.61	13.98
Also Including	340.2	340.6	0.4	21,833.00	0.07	21,839.03	253.61

Brimstone Geophysics Anomaly
H25D-6074	581.1	588.7	7.6	24.86	0.05	29.17	0.34

H25D-6075	505.5	516.8	11.2	358.15	0.09	365.51	4.24
Including	505.5	511.3	5.8	662.03	0.12	672.03	7.80
Also Including	511.0	511.3	0.3	7,330.00	0.76	7,395.44	85.88

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Alex Davidson, Vice President, Exploration commented: “We are extremely pleased with the continued high-grade results from Brimstone. These holes were designed in part to confirm the modeling of the high-grade structural controls and expand the known high-grade mineralization. H25D-6069 (a 35-meter step out hole from H24D-6018 which returned 21.2 meters of 2,359.68 g/t silver) tested the southern portion of the high-grade zone along the upper margin and returned substantial grade demonstrating the southern end of Brimstone remains open. Notably, H25D-6077 (a 50-meter offset hole of H24D-6010 returning 18.2 meters of 1,987.35 g/t silver) returned an intercept of 35.5 meters of 542.78 g/t silver firmly establishing high-grade and structural continuity.

Drill holes 6074, 6075, and 6075X were completed within the Induced Polarization (“IP”) geophysics anomaly to test the down-dip extension of the Brimstone high-grade silver system targeting the fluid pathway and stockwork veining. The holes were drilled in a zone between the east-west trending structures (MD_AD and Nicholes faults) in close proximity to the IP anomaly. All three holes showed strong geochemical signatures, silver mineralization, and stockwork veining consistent with the high-grade silver mineralization observed at the Brimstone system. Results confirm Brimstone remains open at depth and laterally.”

The farthest step out hole, H25D-6075, drilled approximately 150 meters down-dip from the high-grade Brimstone system, returned 11.2 meters of 385.15 g/t silver, confirming the extension of high-grade mineralization at depth. Holes H25D-6074 and H25D-6075X (wedge / directional drilling hole of H25D-6075) also returned anomalous silver grades and displayed alteration and geochemical markers commonly associated with alteration from a magmatic intrusion indicating we are still in an intermediate sulfidation system. This is consistent with the high-grade Brimstone geochemistry and alteration package observed to date.

Drilling is continuing to test the deeper portions of the Brimstone system including the potential feeder target. In addition, the lateral extents of the Brimstone system remain open. These ongoing efforts are intended to further define and scale the continuity of the Brimstone system.

A total of 11 holes were completed in 2025 (7 in Brimstone and 4 in Vortex) and all assays have been received with the exception of one Vortex hole that is pending. To date in the 2026 drill program, 6 core holes have been completed (4 in Brimstone and 2 in Vortex) with assays pending. There is currently one core rig at Brimstone and one core rig at Vortex with two additional core rigs arriving over the next few months.

About Hycroft Mining Holding Corporation

Hycroft Mining Holding Corporation is a US-based gold and silver company exploring and developing the Hycroft Mine, among the world’s largest precious metals deposits, located in northern Nevada, a Tier-1 mining jurisdiction. In 2023, Hycroft announced the discovery of two new high-grade silver systems within the known resource area and the Company is engaged in a robust exploration drill program (2025-2026 drill program) designed to expand these two systems in addition to targeting new opportunities. These discoveries represent a significant value driver for the Hycroft Mine. In addition, after a long history of oxide heap leach operations, the Company is focused on completing technical studies to transition the Hycroft Mine into a milling operation for processing the sulfide mineralization.

For further information, please contact:

E: info@hycroftmining.com

www.hycroftmining.com

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Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included in this press release and in public statements by our officers or representatives that address activities, events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. These include, but are not limited to, statements regarding future business strategy, plans and goals, competitive strengths, the advancement and development of the Hycroft Mine, the results and implications of metallurgical analysis and test work, and the expansion and growth of our business.

Forward-looking statements are often identified by future or conditional words such as “estimate,” “plan,” “anticipate,” “expect,” “intend,” “believe,” “target,” “budget,” “may,” “can,” “will,” “would,” “could,” “should,” “seeks,” “scheduled to” and similar words or expressions but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. The risks include, but are not limited to: (i) risks related to changes in our operations at the Hycroft Mine, including risks associated with the cessation of mining operations at the Hycroft Mine; uncertainties concerning estimates of mineral resources; risks related to the lack of a completed feasibility study; risks related to metallurgical test work and process development; and risks related to our ability to re-establish commercially feasible mining and processing operations; and (ii) industry-related risks, including fluctuations in the price of gold and silver; the commercial success of, and risks related to, our exploration and development activities; uncertainties and risks related to our reliance on contractors and consultants; and the availability and cost of equipment, supplies, energy or reagents.

Any exploration target described in this press release does not represent, and should not be construed to be, an estimate of a mineral resource or mineral reserve. Ranges of potential tonnage and grade (or quality) of an exploration target are conceptual in nature; there has been insufficient exploration of the relevant property or properties to estimate a mineral resource; and it is uncertain if further exploration will result in the estimation of a mineral resource.

These and other risks may cause actual results to differ materially from those expressed or implied by the forward-looking statements, and the occurrence of one or more of these events or circumstances, alone or in combination with others, may have a material adverse effect on our business, cash flows, financial condition and results of operations. Please see the “Risk Factors” outlined in our Annual Report on Form 10-K for the year ended December 31, 2025, and in other reports filed with the SEC, for more information about these and other risks.

Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements are based on assumptions that we believe are reasonable when made, forward-looking statements are not guarantees of future performance and actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements in this press release.

Any forward-looking statements made in this press release speak only as of the date of this press release. We undertake no obligation to update these forward-looking statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments, except as required by law.

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APPENDIX

Figure 1

Brimstone Wireframes (COG 68.5 g/t Ag) – Looking Northeast
Ag g/t
120
60
30
5
0
H24D-6018
H25D-6074
H24D-6010
H25D-6077
H25D-6069
150 meters
H25D-6075X
Open
H25D-6075

Figure 2

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Figure 3

Table 2 – Full Drill Results

				GRADE
Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	Ag (g/t)	Au (g/t)	AuEQ (g/t)	AuEQ (g/t)
Brimstone
H25D-6069	56.7	69.2	12.5	81.39	0.13	92.58	1.08
H25D-6069	109.6	125.4	15.8	6.09	0.59	56.90	0.66
H25D-6069	164.9	305.8	140.9	49.63	0.28	73.74	0.86
Including	270.1	302.5	32.4	184.58	0.33	212.68	2.47
Also Including	285.0	289.2	4.2	1,185.25	0.98	1,269.48	14.74

H25D-6077	127.1	148.4	21.3	5.76	0.49	47.95	0.56
H25D-6077	190.2	211.2	20.9	4.60	0.34	33.88	0.39
H25D-6077	232.7	349.6	116.9	167.84	0.28	191.95	2.23
Including	313.0	348.6	35.5	542.78	0.25	564.64	6.56
Also Including	326.8	341.6	14.8	1,187.29	0.19	1,203.61	13.98
Also Including	340.2	340.6	0.4	21,833.00	0.07	21,839.03	253.61

Brimstone Geophysics Anomaly
H25D-6074	85.8	153.9	68.0	7.73	0.23	27.54	0.32
H25D-6074	244.8	261.3	16.5	5.35	0.39	38.93	0.45
H25D-6074	485.2	508.3	23.1	3.29	0.28	27.40	0.32
H25D-6074	581.1	588.7	7.6	24.86	0.05	29.17	0.34

H25D-6075	5.8	105.6	99.8	7.16	0.21	25.24	0.29
H25D-6075	505.5	516.8	11.2	358.15	0.09	365.51	4.24
Including	505.5	511.3	5.8	662.03	0.12	672.03	7.80
Also Including	511.0	511.3	0.3	7,330.00	0.76	7,395.44	85.88

H25D-6075X	568.0	591.5	23.5	6.81	0.11	15.89	0.18

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